                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 17, 2002

                              PHARMACIA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

            Delaware                    1-2516                   43-0420020
 (State or Other Jurisdiction        (Commission                (IRS Employer
       of Incorporation)             File Number)            Identification No.)

100 Route 206 North, Peapack, New Jersey                            07977
(Address of Principal Executive Office)                            (Zip Code)

                                  908-901-8000
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              (Registrant's telephone number, including area code)

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

            On June 18, 2002, the Board of Directors authorized certain amendments to the Pharmacia executive officer employment agreements to eliminate any noncompete restrictions imposed on the executive upon termination within two years of a change in control. On December 17, 2002, the Pharmacia Board of Directors approved further amendments to twenty of the Pharmacia executive officer employment agreements to confirm and clarify the Board's decision at its meeting on June 18, 2002 that it intended to waive any potential forfeiture of compensation or benefits in the event of competition after a termination within two years after a change in control as well as waive the direct noncompete provisions of the employment agreements as well as any other plans or agreements covering the executives which contain noncompete provisions.

            On December 17, 2002, the Board also approved, consistent with the other executive officer employment agreements and its June 18th resolution, an amendment to the Chief Executive Officer's employment agreement with Pharmacia to provide that if he is terminated within two years following a change in control, the noncompete provisions in the employment agreement or any other plans or agreements cease to apply including any potential forfeiture of compensation or benefits in the event of competition after a change in control.

            Mr. Hassan's employment agreement with Pfizer, which was executed on July 13, 2002 and filed with the SEC, provides he will be subject to a noncompete provision during his term with Pfizer and for one year thereafter if he assumes his duties as Vice-Chairman of Pfizer following the effective date of the merger of Pfizer and Pharmacia.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(C)   EXHIBITS

Exhibit No.   Description
-----------   -----------

10.1 Amended and Restated Employment Agreement dated December 17, 2002 between Fred Hassan and Pharmacia Corporation (filed herewith).

10.2 Amended and Restated Employment Agreement dated December 17, 2002 between Carrie S. Cox and Pharmacia Corporation (filed herewith).

10.3 Amended and Restated Employment Agreement dated December 17, 2002 between Timothy G. Rothwell and Pharmacia Corporation (filed herewith).

10.4 Amended and Restated Employment Agreement dated December 17, 2002 between Dr. Goran Ando and Pharmacia Corporation (filed herewith).

10.5 Amended and Restated Employment Agreement dated December 17, 2002 between Dr. Philip Needleman and Pharmacia Corporation (filed herewith).


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
                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PHARMACIA CORPORATION


Date: December 20, 2002                      By: /s/ Don W. Schmitz
                                                 ----------------------------
                                                 Don W. Schmitz
                                                 Vice President and Secretary


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
                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

10.1 Amended and Restated Employment Agreement dated December 17, 2002 between Fred Hassan and Pharmacia Corporation (filed herewith).

10.2 Amended and Restated Employment Agreement dated December 17, 2002 between Carrie S. Cox and Pharmacia Corporation (filed herewith).

10.3 Amended and Restated Employment Agreement dated December 17, 2002 between Timothy G. Rothwell and Pharmacia Corporation (filed herewith).

10.4 Amended and Restated Employment Agreement dated December 17, 2002 between Dr. Goran Ando and Pharmacia Corporation (filed herewith).

10.5 Amended and Restated Employment Agreement dated December 17, 2002 between Dr. Philip Needleman and Pharmacia Corporation (filed herewith).


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